SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                February 25, 2002


                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                   000-50052               06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                   10018
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        (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code
                                 (212) 653-1600


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         (Former name or former address, if changed since last report.)


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Item 7(c).  Exhibits.

99.1        Cosi, Inc. Press Release, dated February 25, 2003.

Item 9.     Regulation FD Disclosure.

A copy of the Company's press release issued on February 25, 2003, reporting the Company's financial results for the fourth quarter and fiscal year ended December 30, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  February 26, 2003


                                            /s/  Kenneth S. Betuker
                                         -----------------------------
                                         Name:  Kenneth S. Betuker
                                         Title: Chief Financial Officer

                                       EXHIBIT INDEX

Exhibit 99.1      Cosi, Inc. Press Release, dated February 25, 2003.